EXHIBIT 99
----------

                     AMLI RESIDENTIAL PROPERTIES TRUST
                       FINANCIAL AND OPERATING DATA
                              March 31, 1999


            1.    Funds from Operations

            2.    Statements of Operations

            3.    Balance Sheets

            4.    Selected Financial Information

            5.    Debt

            6.    Debt Maturities

            7.    Same Community Comparison - Wholly-Owned
                  - three months ended March 31, 1999 and 1998

            8. Same Community Comparison - Wholly-Owned and Co-Investments
                  - three months ended March 31, 1999 and 1998

            9.    Property Information

            10.   Property EBITDA

            11.   Development Activities

                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                              FUNDS FROM OPERATIONS
                             Unaudited - Dollars in thousands except per share data

                                                                             THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                           -----------------------
                                                                             1999           1998
                                                                           --------       --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 26,695        $ 24,138
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,569           1,292
                                                                          --------        --------
        Total Property Revenues . . . . . . . . . . . . . . . . . .         28,264          25,430
                                                                          --------        --------

Property operating expenses . . . . . . . . . . . . . . . . . . . .        (10,055)         (9,552)
Property management fees. . . . . . . . . . . . . . . . . . . . . .           (707)           (638)
                                                                          --------        --------
        Property expenses . . . . . . . . . . . . . . . . . . . . .        (10,762)        (10,190)
Operating expense ratio . . . . . . . . . . . . . . . . . . . . . .          38.1%           40.1%
                                                                          --------        --------
        Net operating income. . . . . . . . . . . . . . . . . . . .         17,502          15,240
                                                                          --------        --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1) . . . . . . . . . . . . . . . . . .           (274)            (12)
  Interest from Service Companies (2) . . . . . . . . . . . . . . .          1,013             545
  Other interest. . . . . . . . . . . . . . . . . . . . . . . . . .            327             191
  Share of partnerships FFO (3) . . . . . . . . . . . . . . . . . .          1,907           1,134
  Fee income - acquisitions and dispositions. . . . . . . . . . . .          --              --
  Fee income - developments . . . . . . . . . . . . . . . . . . . .            320             101
  Fee income - asset management . . . . . . . . . . . . . . . . . .            151             151
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2              36
                                                                          --------        --------
        Total other income. . . . . . . . . . . . . . . . . . . . .          3,446           2,146
General and administrative. . . . . . . . . . . . . . . . . . . . .         (1,046)           (854)
                                                                          --------        --------
EBITDA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19,902          16,532
                                                                          --------        --------
Interest expense. . . . . . . . . . . . . . . . . . . . . . . . . .         (5,316)         (4,938)
Amortization of deferred costs. . . . . . . . . . . . . . . . . . .           (111)           (130)
                                                                          --------        --------
FUNDS FROM OPERATIONS (FFO) . . . . . . . . . . . . . . . . . . . .       $ 14,475        $ 11,464
                                                                          ========        ========




                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                        FUNDS FROM OPERATIONS - CONTINUED
                             Unaudited - Dollars in thousands except per share data


                                                                             THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                           -----------------------
                                                                             1999           1998
                                                                           --------       --------
Capital expenditures paid from FFO (4). . . . . . . . . . . . . . .           (968)           (792)
Other - share of Co-investments Cap exp . . . . . . . . . . . . . .            (89)            (44)
                                                                          --------        --------
Funds available for distribution (FAD). . . . . . . . . . . . . . .       $ 13,418        $ 10,628
                                                                          ========        ========

FFO per share . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   0.59        $   0.54
FAD per share . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   0.55        $   0.50

Dividend per share. . . . . . . . . . . . . . . . . . . . . . . . .       $   0.45        $   0.44

Dividend as a % of FFO. . . . . . . . . . . . . . . . . . . . . . .          76.1%           81.9%
Dividend as a % of FAD. . . . . . . . . . . . . . . . . . . . . . .          82.2%           88.3%
                                                                          ========        ========



NOTES:

(1)   Includes share of income before goodwill amortization of $100 for the three months ended March 31, 1999 and
1998, respectively.

(2)   Interest on 13% notes receivable and working capital advances.

(3)   Includes share of income and share of depreciation of $1,157 and $810 for the three months ended March 31,
1999 and 1998, respectively.

(4)   Rehab costs of approximately $547 in 1999 are not reflected in cap ex paid from FFO.












                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                             STATEMENT OF OPERATIONS
                             Unaudited - Dollars in thousands except per share data

                                                                             THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                           -----------------------
                                                                             1999           1998
                                                                           --------       --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 26,695        $ 24,138
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,569           1,292
Interest and share of income (loss) from Service Cos. . . . . . . .            639             429
Other interest. . . . . . . . . . . . . . . . . . . . . . . . . . .            327             191
Share of income from co-investment partnerships . . . . . . . . . .            750             324
Fees from co-investment partnerships. . . . . . . . . . . . . . . .            473             288
                                                                          --------        --------
        Total revenues. . . . . . . . . . . . . . . . . . . . . . .         30,453          26,662
                                                                          --------        --------

EXPENSES
--------
Personnel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,643           2,317
Advertising and promotion . . . . . . . . . . . . . . . . . . . . .            619             708
Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,022           1,085
Building repairs and maintenance. . . . . . . . . . . . . . . . . .          1,292           1,255
Landscaping and grounds maintenance . . . . . . . . . . . . . . . .            594             442
Real estate taxes . . . . . . . . . . . . . . . . . . . . . . . . .          3,420           3,180
Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            200             221
Other operating expenses. . . . . . . . . . . . . . . . . . . . . .            265             344
Property management fees. . . . . . . . . . . . . . . . . . . . . .            707             638
Interest, net of capitalized. . . . . . . . . . . . . . . . . . . .          5,316           4,938
Amortization of deferred costs. . . . . . . . . . . . . . . . . . .            111             130
Depreciation of real property . . . . . . . . . . . . . . . . . . .          3,529           3,170
Depreciation of personal property . . . . . . . . . . . . . . . . .          1,261           1,121
General and administrative. . . . . . . . . . . . . . . . . . . . .          1,046             854
                                                                          --------        --------
        Total expenses. . . . . . . . . . . . . . . . . . . . . . .         22,025          20,403
                                                                          --------        --------




                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                       STATEMENT OF OPERATIONS - CONTINUED
                             Unaudited - Dollars in thousands except per share data


                                                                             THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                           -----------------------
                                                                             1999           1998
                                                                           --------       --------

Non-recurring item - gain on sale of properties and rate caps . . .          --              --
                                                                          --------        --------
Income before taxes, minority interest and extraordinary item . . .          8,428           6,259

Minority interest . . . . . . . . . . . . . . . . . . . . . . . . .          1,148             933
                                                                          --------        --------
Income before and extraordinary items . . . . . . . . . . . . . . .          7,280           5,326
Extraordinary items net of minority interest. . . . . . . . . . . .          --              --
                                                                          --------        --------
Net income. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  7,280        $  5,326
                                                                          ========        ========

Net income allocable to preferred shares. . . . . . . . . . . . . .          1,873             604
                                                                          --------        --------
Net income allocable to common shares . . . . . . . . . . . . . . .       $  5,407        $  4,722
                                                                          ========        ========
INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items. . . . . . . . . . . . . . . . . . . . .       $   0.32        $   0.28
Extraordinary item. . . . . . . . . . . . . . . . . . . . . . . . .       $   0.00        $   0.00
Income per common share . . . . . . . . . . . . . . . . . . . . . .       $   0.32        $   0.28
                                                                          ========        ========
FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest and
  extraordinary item. . . . . . . . . . . . . . . . . . . . . . . .       $  8,428        $  6,259
                                                                          --------        --------
Depreciation of real property . . . . . . . . . . . . . . . . . . .          3,529           3,170
Depreciation of personal property . . . . . . . . . . . . . . . . .          1,261           1,121
Non-recurring items - gain on sale of properties
  and rate caps . . . . . . . . . . . . . . . . . . . . . . . . . .          --              --
Share of Co-investments depreciation. . . . . . . . . . . . . . . .          1,157             810
Share of Service Company amortization of goodwill . . . . . . . . .            100             104
                                                                          --------        --------
Funds from operations (FFO) . . . . . . . . . . . . . . . . . . . .       $ 14,475        $ 11,464
FFO per share . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   0.59        $   0.54
                                                                          ========        ========




                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                       STATEMENT OF OPERATIONS - CONTINUED
                             Unaudited - Dollars in thousands except per share data


                                                                             THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                           -----------------------
                                                                             1999           1998
                                                                           --------       --------


Capital expenditures paid from FFO. . . . . . . . . . . . . . . . .           (968)           (792)
Other - Share Co-investments Cap exp. . . . . . . . . . . . . . . .            (89)            (44)
                                                                          --------        --------
Funds available for distribution (FAD). . . . . . . . . . . . . . .       $ 13,418        $ 10,628
FAD per share . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   0.55        $   0.50
                                                                          ========        ========
Dividends per share . . . . . . . . . . . . . . . . . . . . . . . .       $   0.45        $   0.44
                                                                          ========        ========
Dividends as a % of FFO . . . . . . . . . . . . . . . . . . . . . .          76.1%           81.9%
Dividends as a % of FAD . . . . . . . . . . . . . . . . . . . . . .          82.2%           88.3%
                                                                          ========        ========




























                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                            CONDENSED BALANCE SHEETS
                             Unaudited - Dollars in thousands except per share data



                                                                          MAR. 31,        DEC. 31,
                                                                            1999            1998
                                                                          --------        --------
ASSETS
------
Rental apartments
  Land. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 92,914        $ 91,459
  Depreciable property. . . . . . . . . . . . . . . . . . . . . . .        600,778         586,507
                                                                          --------        --------
                                                                           693,692         677,966
  Less accumulated depreciation . . . . . . . . . . . . . . . . . .        (82,945)        (78,143)
                                                                          --------        --------
                                                                           610,747         599,823

Properties under development. . . . . . . . . . . . . . . . . . . .         55,148          61,798
Investments in partnerships . . . . . . . . . . . . . . . . . . . .         73,731          72,150
Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . .          2,868           4,546
Security deposits . . . . . . . . . . . . . . . . . . . . . . . . .          1,682           1,684
Deferred costs, net . . . . . . . . . . . . . . . . . . . . . . . .          2,938           2,942
Notes receivable and advances to Service Companies. . . . . . . . .         31,814          31,277
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,506          11,372
                                                                          --------        --------
        Total assets. . . . . . . . . . . . . . . . . . . . . . . .       $792,434        $785,592
                                                                          ========        ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $380,475        $367,370
Accrued interest payable. . . . . . . . . . . . . . . . . . . . . .          2,213           2,170
Accrued real estate taxes . . . . . . . . . . . . . . . . . . . . .          6,159          10,141
Construction costs payable. . . . . . . . . . . . . . . . . . . . .          2,410           1,967
Security deposits and prepaid rents . . . . . . . . . . . . . . . .          3,260           3,420
Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . .          2,749           3,096
                                                                          --------        --------
        Total liabilities . . . . . . . . . . . . . . . . . . . . .       $397,266        $388,164
                                                                          --------        --------





                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                      CONDENSED BALANCE SHEETS - CONTINUED
                             Unaudited - Dollars in thousands except per share data



                                                                          MAR. 31,        DEC. 31,
                                                                            1999            1998
                                                                          --------        --------

Minority interest . . . . . . . . . . . . . . . . . . . . . . . . .       $ 53,683        $ 54,574
                                                                          --------        --------
Shareholders' equity
  Preferred shares, $.01 par value. . . . . . . . . . . . . . . . .             40              42
  Shares of beneficial interest, $.01 par value . . . . . . . . . .            169             167
  Additional paid-in capital. . . . . . . . . . . . . . . . . . . .        421,108         420,303
  Employees and trustees notes. . . . . . . . . . . . . . . . . . .        (10,722)        (10,668)
  Retained earnings . . . . . . . . . . . . . . . . . . . . . . . .         55,877          48,597
  Dividends paid. . . . . . . . . . . . . . . . . . . . . . . . . .       (124,987)       (115,587)
                                                                          --------        --------
        Total shareholders' equity. . . . . . . . . . . . . . . . .        341,485         342,854
                                                                          --------        --------
        Total liabilities and shareholders' equity. . . . . . . . .       $792,434        $785,592
                                                                          ========        ========


























                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                    Selected Quarterly Financial Information
                                                 March 31, 1999
                                  (dollars in thousands except for share data)


                                                                        Quarter Ending
                                           -------------------------------------------------------------------
                                              Mar. 31,      Dec. 31,      Sep. 30,      Jun. 30,      Mar. 31,
                                                1999          1998          1998          1998          1998
                                              --------      --------      --------      --------      --------
Debt                                        $  380,475    $  367,370    $  336,190    $  337,108    $  361,305
Debt including share of co-investment
  debt                                         454,348       439,172       402,972       400,485       422,393

Total Shares and Units Outstanding (2)      24,464,805    24,445,827    24,130,128    23,085,101    22,028,680
Value per Common Share - end of quarter     $   20.625    $    22.25    $  21.3125    $  21.4375    $  22.9375

Total Equity (Market Value) -
  end of quarter                              $504,587      $543,920      $514,273      $494,887      $505,283

Market Capitalization                         $885,062      $911,290      $850,463      $831,995      $866,588
Market Capitalization including share
  of Co-investment debt                       $958,935      $983,092      $917,245      $895,372      $927,676
Market Capitalization including
  Co-investment at cost                     $1,431,730    $1,455,887    $1,313,940    $1,279,707    $1,252,510
                                            ==========    ==========    ==========    ==========    ==========

Total Revenues (2)                            $ 30,453      $ 31,227      $ 30,155      $ 29,309      $ 26,662
EBITDA (3)                                    $ 19,902      $ 20,167      $ 19,213      $ 18,048      $ 16,532

FFO                                           $ 14,475      $ 14,796       $13,842      $ 13,130      $ 11,464
FAD                                           $ 13,418      $ 13,772      $ 12,546      $ 11,965      $ 10,628

Dividends Paid                                $ 10,765      $ 10,323      $  9,719      $  9,356      $  9,224

Debt service (net of capitalized interest)    $  5,995      $  5,924      $  5,932      $  5,441      $  5,571
Interest Expense                              $  5,316      $  5,270      $  5,255      $  4,800      $  4,938

G & A Expense                                 $  1,046      $  1,190      $    837      $  1,112      $    854

Total Shares and Units Outstanding
 - Wtd. Avg.                                24,455,709    24,355,803    23,097,922    22,050,967    21,238,186
                                            ==========    ==========    ==========    ==========    ==========





                                        AMLI RESIDENTIAL PROPERTIES TRUST
                              Selected Quarterly Financial Information - CONTINUED

                                                 March 31, 1999
                                  (dollars in thousands except for share data)

                                                                        Quarter Ending
                                           -------------------------------------------------------------------
                                              Mar. 31,      Dec. 31,      Sep. 30,      Jun. 30,      Mar. 31,
                                                1999          1998          1998          1998          1998
                                              --------      --------      --------      --------      --------

Interest Coverage Ratio                           3.74          3.83          3.66          3.76          3.35

Debt as % of Total Market
  Capitalization                                42.99%        40.31%        39.53%        40.52%        41.69%
Debt (incl. Share of Co-investment
  debt) as % of Total Market Cap                47.38%        44.67%        43.93%        44.73%        45.53%

EBITDA as % of Total Market
  Capitalization                                 8.99%         8.85%         9.04%         8.68%         7.63%
FFO as % of Total Market Equity                 11.47%        10.88%        10.77%        10.61%         9.08%

G&A as % of Total Market
  Capitalization                                 0.47%         0.52%         0.39%         0.53%         0.39%
G&A as % of Total Revenues                       3.43%         3.81%         2.78%         3.79%         3.20%

Dividends as % of FFO (4)                        76.1%         74.2%         73.6%         74.1%         81.9%
Dividends as % of FAD (4)                        82.2%         79.7%         81.2%         81.3%         88.3%
                                            ==========    ==========    ==========    ==========    ==========
Apartment Units - In Operation
  Wholly Owned                                  13,032        12,792        12,250        12,250        11,938
  Co-investments                                 7,007         6,767         6,123         6,123         5,851
                                            ----------    ----------    ----------    ----------    ----------
                                                20,039        19,559        18,373        18,373        17,789
                                            ----------    ----------    ----------    ----------    ----------
Apartment Units - Under Development
  Wholly Owned                                   1,246         1,486         2,352         2,100         2,488
  Co-investments                                 3,136         3,376         2,464         2,224         1,456
                                            ----------    ----------    ----------    ----------    ----------
                                                 4,382         4,862         4,816         4,324         3,944
                                            ----------    ----------    ----------    ----------    ----------
          Total Units                           24,421        24,421        23,189        22,697        21,733
                                            ==========    ==========    ==========    ==========    ==========

    (1)  At March 31, 1999, includes 3,975,000 preferred shares convertible to common shares.
    (2)  Excluding non-recurring gain of $3,621 in 1998.
    (3)  Includes other income, net of G & A expenses.
    (4)  Based on per share amounts.

                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                         PORTFOLIO INDEBTEDNESS SUMMARY
                                                 March 31, 1999
                                             (Dollars in thousands)
                                                                                       Weighted
                                                                                         Avg.
                                                       Percent of                      Interest       Years to
Type of Indebtedness                    Balance          Total          Interest         Rate         Maturity
--------------------                   --------       -----------      ----------     ---------      ----------
Conventional Fixed Rate                $176,975             46.5%           Fixed         7.63%           7.8
Tax-exempt Variable Rate (1)             50,250             13.2%        Variable         4.43%           3.6
Credit Facilities (2)                   147,500             38.8%        Variable         6.30%           2.2
Service Companies                         5,750              1.5%           Fixed         9.22%           3.3
                                       --------            ------                         -----           ---
Total                                  $380,475            100.0%                         6.72%           5.0
                                       ========            ======                         =====           ===

                                                                                       Weighted
                              Balance including                                          Avg.
                                share of Co-           Percent of                      Interest       Years to
Type of Indebtedness         investment debt(3)          Total          Interest         Rate         Maturity
--------------------          -----------------       -----------      ----------     ---------      ----------

Conventional Fixed Rate                $250,848             55.2%           Fixed         7.68%           7.4
Tax-exempt Variable Rate (1)             50,250             11.1%        Variable         4.43%           3.6
Credit Facilities (2)                   147,500             32.4%        Variable         6.30%           2.2
Service Companies                         5,750              1.3%           Fixed         9.22%           3.3
                                       --------            ------                         -----           ---
Total                                  $454,348            100.0%                         6.89%           5.2
                                       ========            ======                         =====           ===


(1)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
(2)  $50,000 has been swapped to a fixed rate ($20,000 maturing in November 2002 and $30,000 maturing in February
2003).  Effective interest rate includes swap costs.
(3)  Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.






                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                                 DEBT MATURITIES
                                                 MARCH 31, 1999
                                        Unaudited - dollars in thousands

                                                                                   There-                 % to
                            1999       2000       2001       2002       2003       after     Total       Total
                          --------   --------   --------   --------   --------   --------   --------    -------
Fixed Rate Mortgages      $  2,029      3,034      3,281      3,534     65,785     99,312    176,975      46.5%
Tax Exempt Bonds*                                            50,250                           50,250      13.2%
Wachovia/First Chicago
 Line of Credit                                  147,500                                     147,500      38.8%
Other                          750                                       5,000                 5,750       1.5%
                          --------   --------   --------   --------   --------   --------   --------    -------
Total Loans               $  2,779      3,034    150,781     53,784     70,785     99,312    380,475     100.0%
                          ========   ========   ========   ========   ========   ========   ========    =======
  Percent to Total            0.7%       0.8%      39.6%      14.1%      18.6%      26.2%     100.0%      83.7%
                          ========   ========   ========   ========   ========   ========   ========    =======

SHARE OF CO-INVESTMENT DEBT

Prudential Ins. -
  Park Place (25%)           3,040          0          0          0          0          0      3,040       4.1%
Nationwide Life Ins. -
  Greenwood Forest (15%)        13         19         20      1,678          0          0      1,730       2.3%
Lincoln National Ins. -
  Champions Park (15%)          16         22         24      1,259          0          0      1,321       1.8%
Prudential Ins. -
  Champions Centre (15%)         8         11         12        955          0          0        986       1.3%
Allstate Life Ins. -
  Windbrooke (15%)              14         18         20      1,657          0          0      1,709       2.3%
CIGNA -
  Chevy Chase (33%)            134        189        202        216      8,770          0      9,511      12.9%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)            114        162        175        189      8,908          0      9,548      12.9%
Phoenix Mutual -
  Willeo Creek (30%)            40         57         61         65      2,687          0      2,910       4.0%
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)           59         88         96        106        116      5,585      6,050       8.2%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)           52         77         84         91         99      5,416      5,819       7.9%




                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                           DEBT MATURITIES - CONTINUED


                                                                                   There-                 % to
                            1999       2000       2001       2002       2003       after     Total       Total
                          --------   --------   --------   --------   --------   --------   --------    -------
Erie Insurance -
  River Park (40%)              20         50         54         59         63      3,325      3,571       4.9%
Prudential Ins. -
  Amli at Danada (10%)          17         25         27         29         31      2,321      2,450       3.3%
Phoenix Home Life -
  Amli at Verandah (35%)        55         88         94        102        110      5,480      5,929       8.0%
Northwestern Mutual Life
  Ins. - Northwinds (35%)        0         15         95        103        112      8,021      8,346      11.3%
Northwestern Mutual Life
  Ins. - Regents Crest (25%)    48         70         76         82      3,710          0      3,986       5.4%
Northwestern Mutual Life
  Ins. - Parkway (25%)          32         45         49         52         56      2,458      2,692       3.6%
Jackson National Life
  Ins. - Timberglen (40%)       29         42         45         49         52      2,463      2,680       3.6%
Amli Residential - Deerfield
  (25%)                      1,472          0          0          0          0          0      1,472       2.0%
Central Bank, Trustee -
  Prairie Court (1%)            73          0          0          0          0          0         73       0.1%
Erie Insurance -
  Towne Creek (1%)              50          0          0          0          0          0         50       0.1%
                          --------   --------   --------   --------   --------   --------   --------    -------
Total Share of
 Co-Investment Loans      $  5,286        978      1,134      6,692     24,714     35,069     73,873     100.0%
                          ========   ========   ========   ========   ========   ========   ========    =======
  Percent to Total            7.2%       1.3%       1.5%       9.1%      33.4%      47.5%     100.0%      16.3%
                          ========   ========   ========   ========   ========   ========   ========    =======
Total Including Share
 of Co-Investment Debt    $  8,065      4,012    151,915     60,476     95,499    134,381    454,348     100.0%
                          ========   ========   ========   ========   ========   ========   ========    =======
Percent to Total              1.8%       0.9%      33.4%      13.3%      21.0%      29.6%     100.0%     100.0%
                          ========   ========   ========   ========   ========   ========   ========    =======


     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.
     *  The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.









            AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                   THREE MONTHS ENDED MARCH 31, 1999 VERSUS THREE MONTHS ENDED MARCH 31, 1998

(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)


                                           1/1/99-3/31/99                              1/1/98-3/31/98
                        No. of    ---------------------------------      %     --------------------------------
                         Apts.     Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                       --------    --------   --------   ----------   ------   ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                  4,320       92.3%                            -1.8%        94.0%
  Atlanta                 2,572       93.0%                            -0.9%        93.8%
  Austin                  1,289       92.8%                             0.1%        92.7%
  Indianapolis            1,296       88.8%                            -2.1%        90.8%
  Kansas                  1,252       94.1%                             2.3%        92.0%
  Chicago                   449       93.9%                            -1.9%        95.8%
                         ------       -----                            -----        -----
     Weighted Average                 92.4%                            -1.0%        93.3%
                                      =====                            =====        =====
       Total             11,178
                         ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $713                  1.9%                    $700
  Atlanta                                         $765                  4.9%                    $729
  Austin                                          $710                  3.3%                    $688
  Indianapolis                                    $647                  5.1%                    $616
  Kansas                                          $710                  2.9%                    $690
  Chicago                                         $956                 -0.2%                    $958
                                                  ----                  ----                    ----
     Weighted Average                             $726                  3.1%                    $705
                                                  ====                  ====                    ====

TOTAL PROPERTY REVENUES                              Per Month                                   Per Month
-----------------------                             ----------                                  ----------
Dallas                         $  8,961,278     $  692        $0.80     0.2%  $ 8,944,429       $690      $0.80
Atlanta                        $  5,733,023     $  743        $0.80     4.1%  $ 5,504,670       $713      $0.76
Austin                         $  2,725,215     $  705        $0.91     5.5%  $ 2,582,640       $668      $0.86
Indianapolis                   $  2,358,287     $  607        $0.69     2.5%  $ 2,301,622       $592      $0.67
Kansas                         $  2,665,546     $  710        $0.78     6.4%  $ 2,506,063       $667      $0.74
Chicago                        $  1,331,338     $  988        $1.12    -0.4%  $ 1,336,465       $992      $1.13
                               ------------     ------        -----    -----  -----------       ----      -----
    Total                      $ 23,774,688     $  709        $0.81     2.6%  $23,175,889       $691      $0.79
                               ============      =====        =====    =====  ===========       ====      =====




      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)

                                           1/1/99-3/31/99                              1/1/98-3/31/98
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                (ANNUALIZED)
---------------------------                        ------------                                ------------
  Dallas                       $  3,716,597     $3,451        $3.99     1.5%   $3,661,551     $3,390      $3.92
  Atlanta                      $  1,920,027     $2,986        $3.20    -1.7%   $1,952,585     $3,037      $3.25
  Austin                       $  1,064,262     $3,303        $4.26    -6.8%   $1,142,314     $3,545      $4.57
  Indianapolis                 $    896,628     $2,767        $3.13    12.9%   $  794,489     $2,452      $2.77
  Kansas                       $    885,504     $2,829        $3.13     2.3%   $  865,870     $2,766      $3.06
  Chicago                      $    681,454     $6,071        $6.90    -0.7%   $  686,260     $6,114      $6.95
                               ------------     ------        -----    -----   ----------     ------      -----
    Total                      $  9,164,471     $3,283        $3.74     0.7%   $9,103,069     $3,257      $3.71
                               ============     ======        =====    =====   ==========     ======      =====
Operating Efficiency                  38.5%                                         39.3%
                               ============                                    ==========

                                                    PER MONTH                                     PER MONTH
                                                    ---------                                    ----------
NOI           1999%   1998%
---           -----   -----
 Dallas       58.5%   59.1%    $  5,244,682       $404        $0.47    -0.7%  $ 5,282,878       $408      $0.47
 Atlanta      66.5%   64.5%    $  3,812,996       $494        $0.53     7.3%  $ 3,552,085       $460      $0.49
 Austin       60.9%   55.8%    $  1,660,953       $430        $0.55    15.3%  $ 1,440,326       $372      $0.48
 Indianapolis 62.0%   65.5%    $  1,461,660       $376        $0.43    -3.0%  $ 1,507,133       $388      $0.44
 Kansas       66.8%   65.4%    $  1,780,043       $474        $0.52     8.5%  $ 1,640,192       $437      $0.48
 Chicago      48.8%   48.7%    $    649,884       $482        $0.55     0.0%  $   650,205       $483      $0.55
              -----   -----    ------------       ----        -----    -----  -----------       ----      -----
    Total     61.5%   60.7%    $ 14,610,217       $435        $0.50     3.8%  $14,072,820       $420      $0.48
              =====   =====    ============       ====        =====    =====  ===========       ====      =====
Operating Margin                      61.5%                                         60.7%
                               ============                                    ==========
CAPITAL EXPENDITURES                               (ANNUALIZED)                                (ANNUALIZED)
--------------------                               ------------                                ------------
  Dallas                       $    298,977       $277        $0.32   -21.1%   $  379,086       $351      $0.41
  Atlanta                      $    112,381       $175        $0.19   -34.5%   $  171,626       $267      $0.29
  Austin                       $    298,609       $927        $1.19   408.9%   $   58,677       $182      $0.23
  Indianapolis                 $     61,374       $189        $0.21    92.4%   $   31,898       $ 98      $0.11
  Kansas                       $     76,833       $245        $0.27     8.8%   $   70,623       $226      $0.25
  Chicago                      $     84,871       $756        $0.86   173.5%   $   31,030       $276      $0.31
                               ------------       ----        -----   ------   ----------       ----      -----
    Total                      $    933,044       $334        $0.38    25.6%   $  742,940       $266      $0.30
                               ============       ====        =====   ======   ==========       ====      =====

      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)
                                           1/1/99-3/31/99                              1/1/98-3/31/98
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------
REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                 (ANNUALIZED)
-----------------------                            ------------                                 ------------
  Dallas                       $    396,169     $  371        $0.43    -2.6%   $  406,949     $  377      $0.44
  Atlanta                      $    256,967     $  400        $0.43    -5.0%   $  270,509     $  421      $0.45
  Austin                       $    115,676     $  359        $0.46   -10.9%   $  129,781     $  403      $0.52
  Indianapolis                 $    162,144     $  500        $0.57    30.2%   $  124,494     $  384      $0.43
  Kansas                       $    106,275     $  340        $0.38    -0.9%   $  107,249     $  343      $0.38
  Chicago                      $    104,172     $  928        $1.06    -3.0%   $  107,375     $  957      $1.09
                               ------------     ------        -----   ------   ----------     ------      -----
    Total                      $  1,141,402     $  410        $0.47    -0.4%   $1,146,358     $  410      $0.47
                               ============     ======        =====   ======   ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                  ------------                                 ------------
  Dallas                       $  1,398,716     $1,295        $1.50     4.2%   $1,342,121     $1,243      $1.44
  Atlanta                      $    455,838     $  709        $0.76     1.8%   $  447,867     $  697      $0.75
  Austin                       $    341,435     $1,060        $1.37   -13.2%   $  393,465     $1,221      $1.57
  Indianapolis                 $    219,011     $  676        $0.76    18.9%   $  184,177     $  568      $0.64
  Kansas                       $    250,122     $  799        $0.88    -5.1%   $  263,448     $  842      $0.93
  Chicago                      $    279,501     $2,490        $2.83     1.5%   $  275,364     $2,453      $2.79
                               ------------     ------        -----    -----   ----------     ------      -----
    Total                      $  2,944,623     $1,054        $1.20     1.3%   $2,906,442     $1,040      $1.19
                               ============     ======        =====     ====   ==========     ======      =====



















   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                   THREE MONTHS ENDED MARCH 31, 1999 VERSUS THREE MONTHS ENDED MARCH 31, 1998

(Excludes all properties acquired, sold or stabilized after 1/1/98)

                                           1/1/99-3/31/99                              1/1/98-3/31/98
                       No. of     ---------------------------------      %     --------------------------------
                       Apts.       Amount/%   Per Unit    Per Sq Ft   Change    Amount/%    Per Unit  Per Sq Ft
                       ------      --------   --------   ----------   ------   ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                5,118         92.5%                            -1.8%        94.1%
  Atlanta               4,134         91.6%                            -1.4%        92.9%
  Austin                1,877         92.7%                            -1.5%        94.1%
  Houston                 754         91.3%                            -4.0%        95.1%
  Indianapolis          1,296         88.8%                            -2.1%        90.8%
  Kansas                1,620         94.4%                             2.1%        92.5%
  Chicago               2,490         95.6%                             0.0%        95.6%
                       ------         -----                            -----        -----
    Weighted Average                  92.6%                            -1.2%        93.7%
    Total              17,289         =====                            =====        =====
                       ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $704                  1.8%                    $692
  Atlanta                                         $786                  4.2%                    $754
  Austin                                          $676                  3.5%                    $653
  Houston                                         $765                  4.0%                    $736
  Indianapolis                                    $647                  5.1%                    $616
  Kansas                                          $720                  2.8%                    $701
  Chicago                                         $972                  4.1%                    $934
                                                  ----                  ----                    ----
    Weighted Average                              $759                  3.4%                    $735
                                                  ====                  ====                    ====

TOTAL PROPERTY REVENUES                 PER MONTH                                                  PER MONTH
-----------------------                 ---------                                                  ---------
  Dallas                5,118   $10,501,102       $684        $0.81     0.1%  $10,491,788       $683      $0.81
  Atlanta               4,134   $ 9,390,296       $757        $0.78     3.5%  $ 9,073,263       $732      $0.75
  Austin                1,877   $ 3,777,482       $671        $0.90     4.7%  $ 3,609,259       $641      $0.86
  Houston                 754   $ 1,664,171       $736        $0.80     0.4%  $ 1,657,123       $733      $0.79
  Indianapolis          1,296   $ 2,358,287       $607        $0.69     2.5%  $ 2,301,622       $592      $0.67
  Kansas                1,620   $ 3,513,551       $723        $0.79     6.8%  $ 3,289,505       $677      $0.74
  Chicago               2,490   $ 7,424,270       $994        $1.16     5.6%  $ 7,027,972       $941      $1.10
                       ------   -----------       ----        -----     ----   ----------       ----      -----
    Total                       $38,629,159       $745        $0.85     3.1%  $37,450,531       $722      $0.82
                       17,289   ===========       ====        =====     ====  ===========       ====      =====
                       ======




   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                   THREE MONTHS ENDED MARCH 31, 1999 VERSUS THREE MONTHS ENDED MARCH 31, 1998

(Excludes all properties acquired, sold or stabilized after 1/1/98)

                                           1/1/99-3/31/99                              1/1/98-3/31/98
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change    Amount/%    Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                 (ANNUALIZED)
---------------------------                        ------------                                 -----------
  Dallas                       $  4,453,696     $3,481        $4.11     1.2%  $ 4,402,153     $3,441      $4.07
  Atlanta                      $  3,259,896     $3,154        $3.25    -3.4%  $ 3,373,023     $3,264      $3.37
  Austin                       $  1,530,637     $3,262        $4.38    -4.8%  $ 1,608,126     $3,427      $4.60
  Houston                      $    744,628     $3,950        $4.27     5.3%  $   707,026     $3,751      $4.06
  Indianapolis                 $    896,628     $2,767        $3.13    12.9%  $   794,489     $2,452      $2.77
  Kansas                       $  1,174,163     $2,899        $3.17     4.0%  $ 1,129,007     $2,788      $3.05
  Chicago                      $  2,755,101     $4,426        $5.16    -1.4%  $ 2,794,467     $4,489      $5.24
                               ------------     ------        -----    -----  -----------     ------      -----
    Total                      $ 14,814,748     $3,428        $3.90     0.0%  $14,808,290     $3,426      $3.90
                               ============     ======        =====    =====  ===========     ======      =====
Operating Efficiency                  38.4%                                         39.5%
                                      =====                                         =====

                                                    PER MONTH                                     PER MONTH
                1999     1998                       ---------                                    ----------
NOI               %        %
---             -----   -----
 Dallas         57.6%   58.0%  $  6,047,406       $394        $0.47    -0.7%  $ 6,089,636       $397      $0.47
 Atlanta        65.3%   62.8%  $  6,130,400       $494        $0.51     7.5%  $ 5,700,239       $460      $0.47
 Austin         59.5%   55.4%  $  2,246,845       $399        $0.54    12.3%  $ 2,001,133       $355      $0.48
 Houston        55.3%   57.3%  $    919,543       $407        $0.44    -3.2%  $   950,097       $420      $0.45
 Indianapolis   62.0%   65.5%  $  1,461,660       $376        $0.43    -3.0%  $ 1,507,133       $388      $0.44
 Kansas         66.6%   65.7%  $  2,339,388       $481        $0.53     8.3%  $ 2,160,498       $445      $0.49
 Chicago        62.9%   60.2%  $  4,669,169       $625        $0.73    10.3%  $ 4,233,505       $567      $0.66
                -----   -----  ------------       ----        -----    -----  -----------       ----      -----
    Total       61.6%   60.5%  $ 23,814,410       $459        $0.52     5.2%  $22,642,241       $437      $0.50
                =====   =====  ============       ====        =====    =====  ===========       ====      =====
Operating Margin                      61.6%                                         60.5%
                                      =====                                         =====




   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                   THREE MONTHS ENDED MARCH 31, 1999 VERSUS THREE MONTHS ENDED MARCH 31, 1998

(Excludes all properties acquired, sold or stabilized after 1/1/98)

                                           1/1/99-3/31/99                              1/1/98-3/31/98
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change    Amount/%    Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------

CAPITAL EXPENDITURES                               (ANNUALIZED)                                (ANNUALIZED)
--------------------                               -------------                               ------------
  Dallas                       $    357,410       $279        $0.33   -17.7%   $  434,239       $339      $0.40
  Atlanta                      $    149,308       $144        $0.15   -23.9%   $  196,231       $190      $0.20
  Austin                       $    340,676       $726        $0.97   356.5%   $   74,634       $159      $0.21
  Houston                      $     40,237       $213        $0.23    20.0%   $   33,532       $178      $0.19
  Indianapolis                 $     61,374       $189        $0.21    92.4%   $   31,898       $ 98      $0.11
  Kansas                       $     83,102       $205        $0.22    10.2%   $   75,398       $186      $0.20
  Chicago                      $    248,319       $399        $0.47   128.4%   $  108,701       $175      $0.20
                               ------------       ----        -----   ------   ----------       ----      -----
    Total                      $  1,280,426       $296        $0.34    34.1%   $  954,634       $221      $0.25
                               ============       ====        =====   ======   ==========       ====      =====

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                 (ANNUALIZED)
-----------------------                            ------------                                 ------------
  Dallas                       $    494,799       $387        $0.46    -2.4%   $  507,006     $  396      $0.47
  Atlanta                      $    401,335       $388        $0.40    -7.5%   $  433,711     $  420      $0.43
  Austin                       $    177,856       $379        $0.51   -10.4%   $  198,459     $  423      $0.57
  Houston                      $     37,942       $201        $0.22   -13.6%   $   43,916     $  233      $0.25
  Indianapolis                 $    162,144       $500        $0.57    30.2%   $  124,494     $  384      $0.43
  Kansas                       $    127,996       $316        $0.35     1.1%   $  126,621     $  313      $0.34
  Chicago                      $    368,946       $593        $0.69    -6.0%   $  392,633     $  631      $0.74
                               ------------       ----        -----    -----   ----------     ------      -----
    Total                      $  1,771,017       $410        $0.47    -3.1%   $1,826,840     $  423      $0.48
                               ============       ====        =====    =====   ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                (ANNUALIZED)
-----------------                                  ------------                                ------------
  Dallas                       $  1,641,127     $1,283        $1.52     4.4%   $1,571,771     $1,228      $1.45
  Atlanta                      $    818,985     $  792        $0.82     3.0%   $  795,114     $  769      $0.79
  Austin                       $    489,350     $1,043        $1.40    -9.6%   $  541,026     $1,153      $1.55
  Houston                      $    341,485     $1,812        $1.96    25.3%   $  272,580     $1,446      $1.56
  Indianapolis                 $    219,011     $  676        $0.76    18.9%   $  184,177     $  568      $0.64
  Kansas                       $    335,880     $  829        $0.91     2.2%   $  328,761     $  812      $0.89
  Chicago                      $  1,051,500     $1,689        $1.97     5.9%   $  992,676     $1,595      $1.86
                               ------------     ------        -----    -----   ----------     ------      -----
    Total                      $  4,897,338     $1,133        $1.29     4.5%   $4,686,105     $1,084      $1.23
                               ============     ======        =====     ====   ==========     ======      =====


                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                               PROPERTY INFORMATION
                                               As of March 31, 1999

                                                                                          Qtr ended
                                                                                        Mar. 31, 1999
                                                                  Approx-                  Average      Qtr ended
                                                                   imate                 Rental Rates    Mar. 31,
                                                         Number   Rentable   Average    -------------     1999
                                       Year      Year      of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed  Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  --------- ------  ---------  ---------   ----    -----  -----------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT.
WORTH, TX
----------
Amli:
 at Autumn Chase     Carrollton, TX      1991   87/96/99    690    596,448        864    732    $0.85        90.5%
 at Bent Tree        Dallas, TX          1997       1996    300    282,303        941    834     0.89        96.7%
 at Bishop's Gate    West Plano, TX      1997       1997    266    292,094      1,098  1,024     0.93        91.4%
 at Chase Oaks       Plano, TX           1994       1986    250    193,736        775    683     0.88        93.2%
 at Gleneagles       Dallas, TX          1988      87/97    590    521,302        884    717     0.81        91.8%
 on the Green        Ft. Worth, TX       1994      90/93    424    358,560        846    688     0.81        91.4%
 at Nantucket        Dallas, TX          1988       1986    312    222,208        712    560     0.79        94.8%
 of North Dallas     Dallas, TX         89/90      85/86  1,032    905,590        878    668     0.76        91.6%
 on Rosemeade        Dallas, TX          1990       1987    236    205,334        870    677     0.78        92.0%
 at Valley Ranch     Irving TX           1990       1985    460    389,940        848    713     0.84        91.7%
                                                          -----  ---------        ---   ----    -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                          4,560  3,967,515        870    716    $0.82        92.1%
                                                          -----  ---------        ---   ----    -----       ------
ATLANTA, GA
-----------
Amli:
 at Sope Creek       Marietta, GA               82/83/95    695    632,425        910    705    $0.77        94.2%
 at Spring Creek     Dunwoody, GA            85/86/87/89  1,180  1,080,568        916    745     0.81        91.9%
 at Vinings          Atlanta, GA        92/97       1985    360    374,768      1,041    810     0.78        92.6%
 at West Paces       Atlanta, GA         1993       1992    337    314,470        933    911     0.98        94.6%
 at Peachtree City   Fayette County, GA             1998    312    305,756        980    884     0.90        94.3%
 at Park Creek       Gainesville, GA                1998    200    195,146        976    721     0.74        91.5%
 at Clairmont        Atlanta, GA         1998       1988    288    229,938        798    780     0.98        94.3%
                                                         ------  ---------      -----   ----    -----       ------
  Subtotal-
  Atlanta, GA                                             3,372  3,133,071        929    775    $0.83        93.1%
                                                         ------  ---------      -----   ----    -----       ------




                                                                                          Qtr ended
                                                                                        Mar. 31, 1999
                                                                  Approx-                  Average      Qtr ended
                                                                   imate                 Rental Rates   Mar. 31,
                                                         Number   Rentable   Average    -------------     1999
                                       Year      Year       of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed  Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  --------- ------  ---------  ---------   ----    -----  -----------
AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum    Austin, TX          1986       1983    231    178,116        771    704    $0.91        94.7%
 in Great Hills      Austin, TX          1991       1985    344    257,984        750    706     0.94        90.3%
 at Lantana Ridge    Austin, TX          1997       1997    354    311,857        881    815     0.93        92.5%
 at Martha's
 Vineyard            Austin, TX          1992       1986    360    260,380        723    615     0.85        94.2%
                                                          -----  ---------        ---   ----    -----        -----
  Subtotal-
  Austin, TX                                              1,289  1,008,337        782    710    $0.91        92.8%
                                                          -----  ---------        ---   ----    -----        -----
EASTERN KANSAS
--------------
Amli:
 at Alvamar          Lawrence, KS        1994       1989    152    125,800        828    679    $0.82        93.4%
 at Centennial       Overland Park, KS   1998       1998    170    204,858      1,205    953     0.79        89.2%
 at Crown Colony     Topeka, KS          1994      86/97    220    172,284        783    607     0.77        92.4%
 at Lexington Farms  Overland Park, KS   1998       1998    404    392,693        972    784     0.81        88.1%
 at Regents Center   Overland Park, KS   1994   91/95/97    424    398,674        940    745     0.79        95.4%
 at Sherwood         Topeka, KS          1994       1993    300    260,340        868    628     0.72        94.2%
 at Town Center      Overland Park, KS   1997       1997    156    176,914      1,134    949     0.84        93.4%
                                                          -----  ---------      -----  -----    -----        -----
  Subtotal
   -Eastern KS                                            1,826  1,731,563        948    749    $0.79        92.3%
                                                          -----  ---------      -----  -----    -----        -----
INDIANAPOLIS, IN
----------------
Amli:
 at Riverbend        Indianapolis, IN   92/93      83/85    996    820,712        824    601    $0.73        88.3%
 at Conner Farms     Indianapolis, IN    1997       1993    300    327,396      1,091    797     0.73        90.7%
 at Eagle Creek      Indianapolis, IN    1998       1998    240    233,432        973    731     0.75        89.7%
                                                          -----  ---------      -----   ----    -----        -----
  Subtotal
   -Indianapolis,
      IN                                                  1,536  1,381,540        899    660    $0.73        89.0%
                                                          -----  ---------      -----   ----    -----        -----





                                                                                          Qtr ended
                                                                                        Mar. 31, 1999
                                                                  Approx-                  Average      Qtr ended
                                                                   imate                 Rental Rates   Mar. 31,
                                                         Number   Rentable   Average    -------------     1999
                                       Year      Year       of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed  Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  --------- ------  ---------  ---------   ----    -----  -----------

CHICAGO, IL
------------
Amli:
 at Park Sheridan    Chicago, IL         1989       1986    253    216,315        855    966    $1.13        92.8%
 at Poplar Creek     Schaumburg, IL      1997       1985    196    177,630        906    942     1.04        95.4%
                                                          ----- ----------      -----  -----    -----        -----
 Subtotal
  -Chicago, IL                                              449    393,945        877    956    $1.09        93.9%
                                                         ------ ----------      -----  -----    -----        -----
  TOTAL
   WHOLLY OWNED
   PROPERTIES                                            13,032 11,615,971        891    737    $0.83        92.1%
                                                         ====== ==========       ====   ====    =====        =====





                                                                                          Qtr ended
                                                                                        Mar. 31, 1999
                                                                  Approx-                  Average      Qtr ended
                                                                   imate                 Rental Rates    Mar. 31,
                                                         Number   Rentable   Average    -------------     1999
                                       Year      Year       of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed  Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  --------- ------  ---------  ---------   ----    -----  -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Pleasant Hill    Gwinnett County, GA            1996    502    501,816      1,000    804    $0.80        90.0%
 at Barrett Lakes    Cobb County, GA                1997    446    462,368      1,037    862     0.83        88.6%
 at River Park       Norcross, GA                   1997    222    226,632      1,021    888     0.87        93.1%
 at Towne Creek      Gainesville, GA                1989    150    121,722        811    620     0.76        87.3%
 at Willeo Creek     Rosewell, GA        1995       1989    242    297,302      1,229    844     0.69        88.7%
                                                          -----  ---------      -----   ----    -----       ------
  Subtotal-
   Atlanta, GA                                            1,562  1,609,840      1,031    821    $0.80        89.6%
                                                          -----  ---------      -----   ----    -----       ------

CHICAGO, IL
-----------
Amli:
 at Prairie
 Court               Oak Park, IL                   1987    125    105,578        845  1,110    $1.31        96.3%
 at Windbrooke       Buffalo Grove, IL   1995       1987    236    213,160        903  1,002     1.11        98.2%
 at Chevy Chase      Buffalo Grove, IL   1996       1988    592    480,820        812    987     1.22        96.8%
 at Danada           Wheaton, IL         1997      89/91    600    521,499        869    936     1.08        93.9%
 at Fox Valley       Aurora, IL                     1998    272    269,237        990    957     0.97        89.0%
 at Willowbrook      Willowbrook, IL     1996       1987    488    418,404        857    964     1.12        96.2%
                                                          -----  ---------        ---   ----    -----        -----
  Subtotal-
  Chicago, IL                                             2,313  2,008,698        868    974    $1.12        95.1%
                                                          -----  ---------        ---   ----    -----        -----

EASTERN KANSAS
--------------
AMLI:
 at Regents Crest    Overland Park, KS   1997       1997    368    346,632        942    756    $0.80        95.4%
                                                          -----  ---------        ---   ----    -----        -----





                                                                                          Qtr ended
                                                                                        Mar. 31, 1999
                                                                  Approx-                  Average      Qtr ended
                                                                   imate                 Rental Rates    Mar. 31,
                                                         Number   Rentable   Average    -------------     1999
                                       Year      Year       of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed  Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  --------- ------  ---------  ---------   ----    -----  -----------
DALLAS/FT. WORTH
----------------
AMLI:
 at Fossil Creek     Ft. Worth, TX                  1998    384    384,358      1,001    826    $0.83        89.2%
 on the Parkway      Dallas, TX                     1999    240    225,248        939    864     0.92        92.2%
 on Timberglen       Dallas, TX          1990       1985    260    201,198        774    621     0.80        92.1%
 at Varandah         Arlington, TX       1997      86/91    538    394,444        733    672     0.92        93.7%
                                                          -----  ---------        ---   ----    -----        -----
   Subtotal -
     Dallas/
     Ft. Worth, TX                                        1,422  1,205,248        848    737    $0.87        92.0%
                                                          -----  ---------        ---   ----    -----        -----

AUSTIN, TX
----------
AMLI:
 at Park Place       Austin, TX          1994       1985    588    397,968        677    602    $0.89        92.6%
                                                          -----  ---------        ---   ----    -----        -----

HOUSTON, TX
-----------
Amli:
 at Champions
  Centre             Houston, TX         1994       1994    192    164,480        857    757    $0.88        92.0%
 at Champions Park   Houston, TX         1994       1991    246    221,986        902    744     0.82        90.5%
 at Greenwood
   Forest            Houston, TX         1995       1995    316    310,844        984    792     0.81        91.6%
                                                          -----  ---------        ---   ----    -----        -----
   Subtotal-
     Houston, TX                                            754    697,310        925    768    $0.83        91.3%
                                                           ---- ----------       ----   ----    -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                            7,007  6,265,696        894    827    $0.92        92.6%
                                                         ====== ==========        ===   ====    =====        =====

  TOTAL WHOLLY OWNED
    AND CO-INVESTMENT
    PROPERTIES                                           20,039 17,881,667        892    768    $0.86        92.3%
                                                         ====== ==========        ===   ====    =====        =====



                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                           COMPONENTS OF PROPERTY EBITDA

                                 WHOLLY-OWNED              CO-INVESTMENTS AT 100%          COMBINED AT 100%
                        ----------------------------     --------------------------   --------------------------
                             THREE MONTHS ENDED              THREE MONTHS ENDED          THREE MONTHS ENDED
                                 MARCH 31,                       MARCH 31,                   MARCH 31,
                        ----------------------------     --------------------------   --------------------------
                                                %                              %                            %
                           1999      1998     Change       1999      1998    Change     1999      1998    Change
                         -------   -------    ------     -------   -------   ------   -------   -------  -------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store
  Communities (1) . . .  $22,485    22,016      2.1%      13,571    13,165     3.1%    36,500    35,637     2.4%
 New Communities (2). .    1,643       594    176.3%       1,564       857    82.5%     3,206     1,451   120.9%
 Development and/
  or Lease-up
  Communities (3) . . .      173        73    138.0%       3,156       206  1435.2%     3,329       278  1096.7%
 Acquisition
  Communities (4) . . .    2,393       549    335.7%       --        --       --        2,393       549   335.7%
 Communities Sold/
  Contributed to
  Ventures (5). . . . .        1       906     --            445     --       --          446       906    --
                         -------   -------   -------     -------   -------  -------   -------   -------  -------
    Total . . . . . . .  $26,695    24,138     10.6%      18,735    14,228    31.7%    45,875    38,822    18.2%
                         =======   =======   =======     =======   =======  =======   =======   =======  =======

Other Revenues
--------------
 Same Store
  Communities . . . . .  $ 1,290     1,160     11.2%         821       633    29.6%     2,129     1,814    17.4%
 New Communities. . . .      126        59    113.8%         124        88    41.9%       250       146    70.8%
 Development and/
  or Lease-up
  Communities . . . . .       16         1     --            223        29   663.1%       239        30   699.1%
 Acquisition
  Communities . . . . .      137        10   1210.6%       --        --       --          137        10  1210.6%
 Communities Sold/
  Contributed to
  Ventures. . . . . . .    --           62     --             18     --       --           18        62    --
                         -------   -------   -------     -------   -------  -------   -------   -------  -------
    Total . . . . . . .  $ 1,569     1,292     21.4%       1,187       750    58.3%     2,774     2,062    34.5%
                         =======   =======   =======     =======   =======  =======   =======   =======  =======




                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                     COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                 WHOLLY-OWNED             CO-INVESTMENTS AT 100%           COMBINED AT 100%
                        ----------------------------   ---------------------------- ----------------------------
                             THREE MONTHS ENDED             THREE MONTHS ENDED           THREE MONTHS ENDED
                                 MARCH 31,                      MARCH 31,                    MARCH 31,
                        ----------------------------   ---------------------------- ----------------------------
                                                %                              %                            %
                           1999      1998     Change       1999      1998    Change     1999      1998    Change
                         -------   -------    ------     -------   -------   ------   -------   -------  -------
Total Property
 Revenues
---------------
 Same Store
  Communities . . . . .  $23,775    23,176      2.6%      14,391    13,798     4.3%    38,629    37,451     3.1%
 New Communities. . . .    1,768       653    170.7%       1,688       945    78.7%     3,456     1,598   116.3%
 Development and/
  or Lease-up
  Communities . . . . .      188        73    157.2%       3,379       235  1338.9%     3,568       308  1058.1%
 Acquisition
  Communities . . . . .    2,531       560    352.0%       --        --       --        2,531       560   352.0%
 Communities Sold/
  Contributed to
  Ventures. . . . . . .        1       968     --            463     --       --          464       968    --
                         -------   -------   -------     -------   -------  -------   -------   -------  -------
    Total . . . . . . .  $28,263    25,430     11.1%      19,922    14,978    33.0%    48,648    40,884    19.0%
                         =======   =======   =======     =======   =======  =======   =======   =======  =======

Total Operating
 Expenses
---------------
 Same Store
  Communities . . . . .  $ 9,164     9,103      0.7%       5,425     5,498    -1.3%    14,815    14,808     0.0%
 New Communities. . . .      543       323     68.4%         664       621     6.9%     1,207       944    27.9%
 Development and/
  or Lease-up
  Communities . . . . .      146        50    189.6%       1,425       172   727.9%     1,571       223   606.0%
 Acquisition
  Communities . . . . .      898       170    429.3%       --        --       --          898       170   429.3%
 Communities Sold/
  Contributed to
  Ventures. . . . . . .       10       544     --            225     --       --          235       544    --
                         -------   -------   -------     -------   -------  -------   -------   -------  -------
    Total . . . . . . .  $10,761    10,190      5.6%       7,740     6,291    23.0%    18,726    16,688    12.2%
                         =======   =======   =======     =======   =======  =======   =======   =======  =======





                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                     COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                 WHOLLY-OWNED             CO-INVESTMENTS AT 100%           COMBINED AT 100%
                        ----------------------------   ---------------------------- ----------------------------
                             THREE MONTHS ENDED             THREE MONTHS ENDED           THREE MONTHS ENDED
                                 MARCH 31,                      MARCH 31,                    MARCH 31,
                        ----------------------------   ---------------------------- ----------------------------
                                                %                              %                            %
                           1999      1998     Change       1999      1998    Change     1999      1998    Change
                         -------   -------    ------     -------   -------   ------   -------   -------  -------
Property EBITDA
---------------
 Same Store
  Communities . . . . . $14,611     14,073      3.8%       8,966     8,300     8.0%    23,815    22,642     5.2%
 New Communities. . . .   1,225        330    271.7%       1,024       323   216.7%     2,249       653   244.5%
 Development and/
  or Lease-up
  Communities . . . . .      42         23     --          1,954        63  3016.1%     1,996        85  2235.3%
 Acquisition
  Communities . . . . .   1,633        390    318.5%       --        --       --        1,633       390   318.5%
 Communities Sold/
  Contributed to
  Ventures. . . . . . .      (9)       424     --            238     --       --          229       424    --
                        -------    -------   -------     -------   -------  -------   -------   -------  -------
    Total . . . . . . . $17,502     15,240     14.8%      12,182     8,686    40.2%    29,922    24,195    23.7%
                        =======    =======   =======     =======   =======  =======   =======   =======  =======
Company's share
 of Co-investment
 EBITDA (incl.
 share of cash flow
 in excess of
 ownership %) . . . . .                                    3,388     2,363    43.4%     3,388     2,363    43.4%
                                                         =======   =======  =======   =======   =======  =======
Percent of
 Co-investment
 EBITDA . . . . . . . .                                      28%       27%                11%       10%
                                                         =======   =======            =======   =======


(1)  Stabilized Communities at 1/1/98.
(2)  Development Communities stabilized after 1/1/98 but before 1/1/99.
(3)  Development Communities not yet stabilized.
(4)  Stabilized Communities acquired after 1/1/98.
(5)  Communities sold or contributed to co-investment ventures.
